THIRD AMENDMENT TO LOAN AND PLEDGE AGREEMENT

Dated as of August 24, 2018

Reference is made to that certain Loan and Pledge Agreement dated as of January 27, 2017 (as amended, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Loan and Pledge Agreement”) between Energy Recovery, Inc., as borrower (the “Borrower”), and Citibank, N.A., as lender (the “Lender”). Capitalized terms used herein but not defined shall have the meaning assigned to such terms in the Loan and Pledge Agreement.

The parties hereto agree that, effective as of the Amendment Effective Date, Section 1.1 of the Loan and Pledge Agreement is hereby amended by inserting the following definitions in proper alphabetical order therein:

““Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State or territory thereof or the District of Columbia.”

““Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.”

The parties hereto agree that, effective as of the Amendment Effective Date, Section 7.2(e) of the Loan and Pledge Agreement is hereby amended by inserting the following new clause at the end thereof:

“(vi)    Indebtedness (described in clause (i) of the definition thereof) of the Borrower owed to a Foreign Subsidiary in an aggregate amount not to exceed $66,000,000; provided that such Indebtedness shall be subordinated in right of payment to the Obligations pursuant to a subordination agreement as reasonably acceptable to the Lender.”

The parties hereto agree that, effective as of the Amendment Effective Date, Section 7.2(e)(i) of the Loan and Pledge Agreement is hereby amended by replacing it in its entirety with the following:

“(i)    Indebtedness under the Loan Documents;”

As used herein, the term “Amendment Effective Date” shall mean the first date upon which the Lender shall have executed and delivered one or more counterparts of this agreement of amendment (the “Agreement of Amendment”) and shall have received one or more counterparts of this Agreement of Amendment executed by the other parties hereto.

The Borrower represents and warrants to the Lender that (i) immediately after giving effect to this Agreement of Amendment and the transactions contemplated hereby, its representations and warranties set forth in the Loan and Pledge Agreement and the other Loan Documents are true and correct in all material respects (unless such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Agreement of Amendment, and (iii) this Agreement of Amendment has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy, or other laws affecting creditor’s rights generally, or general principals of equity, whether such enforceability is considered in a proceeding in equity or at law.

All references in any Loan Document to the Loan and Pledge Agreement on and after the Amendment Effective Date, shall be deemed to refer to the Loan and Pledge Agreement, as amended hereby, and the parties hereto agree that on and after the Amendment Effective Date, the Loan and Pledge Agreement, as amended hereby, is in full force and effect.

This Agreement of Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Loan and Pledge Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

ENERGY RECOVERY, INC.,
as Borrower

By:_____________________________
Name:
Title:

CITIBANK, N.A.,
as Lender

By:____________________________
Name:

SK 29803 0002 7966822 v6